UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2014

NUVEEN GLOBAL HIGH INCOME FUND

(Exact name of registrant as specified in its charter)

Massachusetts	811-22988	47-1964033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 West Wacker Drive Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 257-8787

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 20e-4(c) under the Exchange Act (17 CFR 240.20e-4(c))

Item 7.01. Regulation FD Disclosure.

On November 24, 2014, Nuveen Investments issued a press release announcing the combination of Nuveen Global Income Opportunities Fund and Nuveen Diversified Currency Opportunities Fund into a single new fund, Nuveen Global High Income Fund, managed by Nuveen Fund Advisors, LLC and sub-advised by Nuveen Asset Management, LLC. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit

99.1	Press release of Nuveen Investments dated November 24, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVEEN GLOBAL HIGH INCOME FUND

Date: November 25, 2014	By:	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

INDEX TO EXHIBITS

Number	Exhibit

99.1	Press release of Nuveen Investments dated November 24, 2014